Exhibit 10.1

DISTRIBUTION AGREEMENT

BY AND BETWEEN

MCKESSON SPECIALTY CARE DISTRIBUTION CORPORATION

AND

ACLARIS THERAPEUTICS, INC.

DATED: October 13, 2017

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DISTRIBUTION AGREEMENT

THIS DISTRIBUTION AGREEMENT (the "Agreement") is by and between McKesson Specialty Care Distribution Corporation, a Delaware corporation with offices at 10101 Woodloch Forest, The Woodlands, Texas 77380 (“Distributor”) and Aclaris Therapeutics, Inc., with offices at 101 Lindenwood Drive, Suite 400, Malvern, Pennsylvania 19355 (“Supplier”) is dated and effective this 13th day of October 2017 (the "Effective Date"). Distributor and Supplier are sometimes hereinafter referred to collectively as “Parties” and individually as a “Party”.

WHEREAS, Supplier is licensed to distribute and market those certain products and devices set forth in Exhibit A annexed hereto (collectively referred to herein as the "Products") in the Territory; and

WHEREAS, Supplier desires to enter into a relationship with Distributor for the provision of a comprehensive array of distribution services in connection with the Products, including, without limitation, distribution, packing, shipping, finance, account accreditation, call center, data reporting, return and chargeback services (the "Services"); and

WHEREAS, Distributor wishes to perform the Services on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I:  INTERPRETATION AND DEFINITIONS

1.1	Definitions. The terms listed in this Section 1.0 shall, for the purpose of interpreting and construing this Agreement, have the meanings indicated herein.

1.0.1“ADR” has the meaning assigned to such term in Section 5.3.

1.0.2“Affiliate" means a person or entity that directly or indirectly controls, is controlled by, or is under common control with another person or entity, whether directly or through one or more intermediaries.  For purposes, hereof "control" shall be deemed to exist when one person or entity: (i) owns fifty percent (50%) or more of the equity of another person or entity; (ii) has the right to receive fifty percent (50%) or more of the dividends or other distributions of profits of another person or entity; or (iii) has the right to elect or select fifty percent (50%) or more of the board of directors, board of managers or other managerial personnel of another person or business entity.  "Controlled" and "controls" shall be construed accordingly.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.0.3“Agreement” means this Distribution Agreement and any annex, exhibit, attachment or schedule annexed hereto and incorporated by reference herein, and any amendments to any of the same.

1.0.4“Applicable Laws” means all state and federal laws, rules, statutes, codes, orders, decrees, permits, consents, approvals, agreements or regulations applicable to the performance by the Parties of their respective obligations under this Agreement, including but not limited to and to the extent applicable to a Party, compliance with the Federal Food, Drug, and Cosmetic Act and the PDMA, as well as their implementing regulations.

1.0.5"Applicable Permits" means all permits, authorizations, licenses, certificates, approvals or similar requirements of or from any Government Authority or any other organization having the power to regulate or decide on any matter arising out of or in connection with this Agreement or otherwise having jurisdiction over such matters relating to or connected with the activities under this Agreement.

1.0.6“Change Order” has the meaning assigned to such term in Section 3.15.

1.0.7“Chargeback” means a reimbursement paid by Supplier to Distributor by means of a credit memorandum or other payment method, of the positive difference between the WAC in effect as of the applicable invoice date of sale of Product to a Customer and the Contract Price negotiated between Supplier and such Customer in effect on such invoice date.

1.0.8“Claim” means any claims, demands, litigation, actions, suits, administrative proceedings or causes of action brought or asserted by a third party and any liabilities, judgments, settlements, costs, losses or expenses including attorney’s and expert’s fees and costs of litigation resulting therefrom, and any attorneys' fees, penalties, damages or Claim paid to any third party.

1.0.9“Confidential Information” means and includes all non-published patents, know-how, designs, plans, including product development and marketing plans, cost information, advertising programs, data, software, names and information relating to customers, manufacturers, suppliers, and shippers and all other information designated in writing as confidential and relating to the Products, as well as financial information, plans, strategies, know-how, operations, summaries, notes, analyses and/or studies thereof or relating thereto, and all pricing of Services and Products, and any other information relating to the business of Supplier or Distributor that may be divulged in the course of Supplier and Distributor’s performance of this Agreement, whether written or recorded in electronic or other format and on whatever media. For the avoidance of doubt, Supplier’s designated products, product information, healthcare provider information and customer sales

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

data provided by Supplier to Distributor or collected by Distributor in connection with the provision of Services to Supplier pursuant to this Agreement is considered Supplier’s Confidential Information.

                 1.0.10“Contract Price” means a [***].

1.0.11“CPI” means the Consumer Price Index for All Urban Consumers (CPI-U): U.S. city average published from time to time by the United States Bureau of Labor Statistics or any successor index thereto if the United States Bureau of Labor Statistics ceases the publication of the CPI.

1.0.12“Customer(s)” means any physician practice, buying groups, group purchasing organizations, clinics, pharmacies and hospitals, licensed healthcare professional (including physicians, nurse practitioners or dentists), provided, however, that the Parties may agree from time to time in writing (including any such agreement reflected in an exchange of electronic mail) to include or exclude certain entities or classes of entities from the definition of “Customer” set forth herein.

1.0.12“Data Reports” has the meaning assigned to such term in Section 4.1.1.

1.0.13“Data Reporting Service” has the meaning assigned to such term in Section 4.1.2.

1.0.14“Distribution Center” means the location or locations at which Distributor, an Affiliate or a Subcontractor of Distributor will receive, store, and/or ship Products.

1.0.15“Distributor” means McKesson Specialty Care Distribution Corporation and its successors and permitted assigns.

1.0.16"Distributor QA/QC Representative” has the meaning assigned to such term in Section 2.5.1.

1.0.17“Diversion” shall mean: (i) any unauthorized purchase by Distributor of Products from any person or entity other than Supplier; (ii) any sale of Products purchased hereunder outside the Territory by Distributor; or (iii) any sale or transfer of Products into the market by Distributor that have been manufactured by Supplier but have expired, are defective, or have been withdrawn by Supplier from the market. For the avoidance of doubt, nothing herein: (a) prohibits sale of Products by Distributor to licensed distributors and resellers, customers such as closed network or self-warehousing pharmacies who may resell or redistribute Products in compliance with Applicable Laws or any inter or intra divisional or inter or intra affiliate transfers of Product; or (b) requires Distributor to monitor Customers with regard to their sale or use of Products.

1.0.18"Effective Date" is as set forth in the preamble hereto.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.0.19"Escalation Quotient" means, for any Year, the quotient of the CPI as of the first day of the current Year divided by the CPI as of the first day of the immediately preceding Year; provided, however, that in no event shall the quotient be less than one (1.0) for any particular Year.

1.0.20“FDA” means the Food and Drug Administration of the United States or any successor agency thereto.

1.0.21“Fulfillment Error” has the meaning given such term in Section 4.04.

1.0.22“GAAP” means Generally Accepted Accounting Principles in the United States of America.

1.0.23"Government Authority" means any court or tribunal of competent jurisdiction, any state or national agency or any governmental authority, department, legislature, agency, council, department, or official person of any state or national organization that has the power to regulate or decide on any matter arising out of or in connection with this Agreement or which otherwise has jurisdiction over such matters.

1.0.24"Insolvency" means that: (i) a Party makes an assignment for the benefit of creditors, or petitions or applies for or arranges for the appointment of a trustee, liquidator or receiver, or commences any proceeding relating to itself under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of the state in which the insolvent Party is organized or a state in which the insolvent Party conducts business, now or hereafter in effect (collectively "Bankruptcy Laws"), or shall be adjudicated bankrupt or insolvent in such a country; or (ii) a Party gives its approval of, consent to, or acquiesces in, any of the following for a period of sixty (60) days: the filing of a petition or application for the appointment of a trustee, liquidator or receiver against that Party; the commencement of any proceeding under any Bankruptcy Laws against that Party; or the entry of an order appointing any trustee, liquidator or receiver; or (iii) a Party is generally unable to pay its debts when due.

1.0.25“Logistics Contractor” has the meaning given such term in Section 2.6.

1.0.26   "Party" means either Supplier or Distributor, depending on the context in which it is used, and "Parties" shall mean both Supplier and Distributor.

1.0.27“PDMA” means the Prescription Drug Marketing Act of 1987 (as amended by the Prescription Drug Amendments of 1992 (“PDA”)).

1.0.28“Products” are as set forth in Exhibit A, as the same may be amended from time to time by the mutual written agreement of the Parties.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.0.29“Prudent Industry Practices” means the practices, methods, specifications, and standards of care, skill, safety and diligence, as the same may change from time to time, but applied in light of the facts known at the time, as are generally applied or utilized under comparable circumstances by experienced and prudent professionals in respect of the pharmaceutical distribution industry in the United States of America.  “Prudent Industry Practices” does not necessarily mean the best practice, method, or standard of care, skill, safety and diligence in all cases, but is instead intended to encompass a range of acceptable practices, methods, and standards.

1.0.30“Qualified Customer” is a Customer who: (i) meets Distributor’s customary creditworthiness standards; and (ii) has no history (to Distributor’s actual knowledge) of non-payment or late payments for Products.

1.0.31 "Reference Rate" means the thirty (30) day LIBOR rate.  "LIBOR" shall mean the London Interbank Offering Rate per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) appearing in The Wall Street Journal, or if such publication is not available, any successor or similar service for deposits in U.S. Dollars having a thirty (30) day term.

1.0.32“Renewal Term” has the meaning given such term in Section 9.0.

1.0.33 “Returned Goods Policy” has the meaning given such term in Exhibit D.

1.0.34 “Services” has the meaning given such term in the preamble.

1.0.35“Service Fee” has the meaning given such term in Exhibit B.

1.0.36 “Shipping Companies” has the meaning given such term in Section 2.6.

1.0.37 “Short Dated Product” has the meaning given such term in Section 4.02.

1.0.38 “Standard Dated Product” has the meaning given such term in Section 4.02.

1.0.39“Subcontractor” means, as applicable, a person or entity engaged by Distributor for the performance of any portion of the Services in accordance with Section 2.6, or a person or entity engaged by Supplier for the performance of any of its obligations hereunder in accordance with the provisions of Section 2.6.

1.0.40 “Supplier” means Aclaris Therapeutics, Inc. and its successors and permitted assigns in accordance with the provisions of Section 14.3 hereof.

1.0.41 “TAA” has the meaning given such term in Section 5.5.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.0.42"Taxes" means all levies, fees, charges, duties, tariffs and taxes, including sales taxes, value added taxes, use taxes, excise taxes and stamp taxes, imposed by a Government Authority other than income or franchise taxes imposed on or measured by the net income, net profits or capital of Distributor or Supplier, as applicable.

1.0.43“Term” shall be as set forth in Section 9.0.

1.0.44“Territory” means the forty-eight (48) contiguous United States, the District of Columbia, the Commonwealth of Puerto Rico and the states of Alaska and Hawaii and shall include, solely with respect to shipments of Products to the U.S. Veterans Administration and the U.S. Department of Defense, any location in the world to which such Customer may direct Products be shipped.

1.0.45“WAC” means the current wholesale acquisition cost to wholesalers for any of the Products without regard to prompt payment or other discounts, rebates, or Chargebacks.

1.0.46“Year” shall be as set forth in Section 9.0.

1.1 Interpretation.  For the purposes of interpreting and construing this Agreement, unless the context indicates otherwise:

1.1.1words denoting gender within this Agreement shall be construed to include any other gender;

1.1.2the word "including" means including without limitation;

1.1.3references to Articles, sections and Exhibits are, unless the context otherwise requires, references to Articles, sections of and Exhibits to this Agreement;

1.1.4Articles, sections and Exhibits headings are for ease of reference only;

1.1.5any reference to a statute, regulation or other legal instrument having the force of law shall be construed as a reference to such statute, regulation or other legal instrument having the force of law as the same may have been, or may from time to time be, amended or re-enacted;

1.1.6words in the singular case shall be construed to include the plural;

1.1.7unless expressly stated otherwise, when a time limit is stated in days, it shall mean calendar days (including weekends and public holidays);

1.1.8the calculation of all dates and periods shall be calculated in accordance with the Gregorian calendar; and

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.1.9provisions including the word "agree", "agreed" or "agreement" require the agreement to be recorded in writing and signed by the agreeing parties.

ARTICLE II:  SCOPE OF SERVICES

2.0Engagement of Distributor. Supplier engages Distributor to be the exclusive distributor of the Products in the Territory and to perform the Services during the Term. Distributor accepts this engagement and agrees to perform the Services during the Term in conformity with the requirements of this Agreement.

2.1Limited Distribution.  Distributor shall only sell and/or distribute Product(s) to Qualified Customers.  Distributor and Supplier shall periodically review and update the list of Qualified Customers.

2.1Standard of Performance. Distributor shall perform the Services (including, without limitation, all storage, handling, shipping and distribution) in accordance with Prudent Industry Practices, all Applicable Laws and the applicable provisions of this Agreement.

2.2Independent Contractor. Distributor is an independent purchaser and reseller of the Products. Distributor is an independent contractor of Supplier that has been engaged for the sale and distribution of the Products. No other relationship is intended to be created between the Parties.  Nothing herein shall be interpreted as creating any partnership between the Parties, and neither shall have the right to act on behalf of the other except as expressly provided in this Agreement.

2.3Expenses.  Distributor shall incur no expense chargeable to Supplier, except as may be specifically authorized in advance in writing by Supplier or as may be specifically provided for herein.

2.4Representative of Supplier.  Promptly after execution of this Agreement, Supplier shall appoint an individual (the "Supplier Representative"), who shall be authorized to act for and on behalf of Supplier concerning the day-to-day administration of this Agreement. Supplier shall notify Supplier in writing upon the appointment of the Supplier’s Representative, and of his/her successor(s), if changed.

2.5Representative of Distributor.  Promptly after execution of this Agreement, Distributor shall appoint an individual (the "Distributor's Representative") who shall be authorized to act for and on behalf of Distributor on all matters concerning the day-to-day administration of this Agreement.  Distributor shall notify Supplier in writing upon the appointment of the Distributor’s Representative, and of his/her successor(s), if changed.

2.5.1QA/QC Representative of Distributor. Promptly after execution of this Agreement, Distributor shall also appoint an individual (the "Distributor QA/QC Representative"), who shall be authorized and empowered to act for and on behalf

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

of Distributor concerning the administration of the quality assurance/quality control system to be established by Distributor pursuant to Section 3.12 hereof. The Distributor QA/QC Representative shall be responsible for and shall be the sole point of contact with respect to quality assurance/quality control matters hereunder. Distributor shall notify Supplier in writing upon the appointment of the Distributor’s QA/QC Representative, and of his/her successor(s), if changed.

2.6Distributor Subcontractors. Some of the Services to be provided hereunder by Distributor may be performed by Subcontractors engaged by Distributor including: (a) freight forwarding or shipping companies to ship Products (“Shipping Companies”); and (b) contractors who provide human resources for logistics services including picking, packing, shipping and returns processing (“Logistics Contractors”). Supplier understands and agrees that such Subcontractors are independent contractors with exclusive control over their respective employees, and not agents, employees or authorized representatives of Distributor.  At all times during the Term, Distributor shall be responsible for payments to Subcontractors, including without limitation, freight charges and any other charges or compensation as required by Applicable Laws.  For the avoidance of doubt, and notwithstanding the preceding sentences, Distributor agrees that it is not relieved of any of its obligations hereunder, including any obligations performed by any Distributor Subcontractor, and Distributor shall remain responsible for any breach of the terms of this Agreement by any such Subcontractor.

ARTICLE III: OBLIGATIONS OF DISTRIBUTOR

3.0       Sales.Distributor shall:

3.0.1offer, sell, and ship the Products to Qualified Customers;

3.0.2store and warehouse the Products in suitable storage facilities and distribute the Products, each in accordance with: (i) Applicable Laws; (ii) Prudent Industry Practices; and (iii) Product specifications and labeling of which Distributor has been previously apprised in writing by Supplier;

3.0.3reasonably endeavor to cause Supplier to be apprised of information that comes to Distributor’s attention that indicates a Product manufacturing/packaging defect, Product contamination, or Product tampering;

3.0.4provide service incident to the sale of the Products by Distributor consistent with Prudent Industry Practices which shall include, without limitation, distribution, order entry, invoicing and collection, and appropriate Supplier service and support;

3.0.5maintain trained and qualified personnel for selling the Products to Customers or prospective Customers;

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.0.6furnish to Supplier such information as required by Section 4.1 and any other information and reports as shall be mutually agreed upon by the Parties in writing (including as may be provided for in electronic mail) from time to time; and

3.0.7cause its employees and agents to materially comply with all sales policies of Supplier and its suppliers of which Distributor has been previously apprised in writing.

3.1Governmental Approvals; Compliance.

3.1.1Distributor shall, at its expense, obtain and maintain all Applicable Permits that may be necessary to permit the sale and distribution of the Products by Distributor to Customers within the Territory, but Distributor disclaims any responsibility for any Applicable Permits required to be procured, obtained or maintained by Supplier or any of its suppliers or Subcontractors.

3.1.2Distributor shall comply with Applicable Laws applicable to Distributor’s performance of the Services, including, but not limited to, those with respect to the marketing, sale or distribution of the Products, including the Federal Food, Drug and Cosmetic Act and the PDMA.

3.2Recall or Market Withdrawal. Supplier may elect to recall or withdraw any of the Products from the market because of: (i) a request, instruction or other action of any Governmental Authority; or (ii) a determination by Supplier for reasons associated with safety, quality or technical issues directly affecting the Products or otherwise.

3.2.1In the event of such a withdrawal or recall, Supplier shall promptly provide Distributor with reasonable advance written notice of such recall or withdrawal (such notice to include the reasons for such recall or withdrawal and any notices or other communications from any Governmental Authority in relation thereto).

3.2.3Distributor shall comply with Supplier’s reasonable instructions regarding the recall or withdrawal of Products from Distributor’s stock, Customers, or from other persons or entities requested by Supplier, and shall use commercially reasonable efforts to retain records sufficient to effectuate such recall or withdrawal pursuant to Supplier’s recall or withdrawal policy, including, but not limited to, maintaining records that document the lot numbers of Products stored or distributed by Distributor (including to which Customers Products were distributed).

3.2.4 Supplier shall reimburse Distributor for all its demonstrable direct and indirect costs incurred in connection with such recall or withdrawal, except to the extent such costs are directly attributable to a failure of Distributor to comply with and adhere

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

to any instructions of Supplier or Applicable Laws relating to the storage, handling, shipping or distribution of the affected Products.

3.2.4Distributor shall maintain all records relating to recalled or withdrawn Product during the Term and for a period of at least two (2) Years thereafter. Distributor shall notify Supplier in writing prior to any destruction or other permanent disposition of any records retained under this Section 3.2.4, and, if requested by Supplier, shall transfer such records to Supplier at its expense.

3.3Audits, Records and Inspection. During the Term and for such longer period as may be required by Applicable Law, Distributor shall maintain records in accordance with GAAP, consistently applied, which shall document its performance and compliance in accordance with this Agreement. Upon not less than ten (10) business days’ prior written notice, Supplier may perform an audit of the foregoing records at its’ sole expense during the Term and for one (1) calendar year after the termination of this Agreement (or such longer period as may be required by Applicable Law).  Such audits shall be performed during regular business hours using the services of a third-party independent professional auditor mutually acceptable to the Parties. Distributor shall not unreasonably withhold or condition its approval of any auditor acceptable to Supplier. No auditor shall be allowed to perform an audit without first executing a confidentiality agreement reasonably acceptable to the Distributor and Supplier. Any such audit shall be completed within thirty (30) calendar days of the date that Distributor provides the available documentation to the auditor. Any information obtained by the audit shall be kept confidential and shall not be disclosed to a third party unless disclosure is required by Applicable Laws. Supplier may not conduct more than one (1) audit in each calendar year and the scope of the audit shall be limited to records relating to the immediately preceding twelve (12) calendar months.

3.4Customer Returns. Unless mutually agreed to in writing by the Parties (including by electronic mail), Distributor shall not accept the physical return of Products from Customers on behalf of Supplier.  If Supplier requests Distributor to issue to Customers credits for returns which are managed by Supplier, or its designee, such credits will be issued by Distributor in accordance with Distributor’s standard procedures for third party customer returns. Distributor shall be entitled to charge a non-refundable fee of [***] for the processing of each return authorization or returned order at the time any return is processed by Distributor.

3.6Business Continuity Planning. Distributor shall maintain a business continuity plan in place to avoid or reasonably mitigate disruptions of the sales and distribution of the Products.

3.7Storage. Distributor shall maintain the Products at one or more Distribution Centers in accordance with Applicable Laws and the Product specifications, both in storage and in transit, including such refrigeration and/or climate controlled storage as may be: (i) dictated

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

by Prudent Industry Practices; and (ii) reasonably specified in the relevant Product’s labeling and package insert(s).

3.8Distribution of Samples. Supplier may, from time to time, request that Distributor deliver or cause to be delivered one or more units of samples of Products to Suppliers and to sales representatives of Supplier. Upon receipt of any such request, Distributor shall undertake to effect such deliveries promptly and with all reasonable diligence, provided, however, that for each units of samples of Product so delivered by Distributor, Distributor shall be entitled to charge Supplier a delivery and processing fee of [***].  Notwithstanding the foregoing, if Distributor delivers or causes to be delivered one or more units of samples of Products to Suppliers and to sales representatives of Supplier at the same time that Distributor ships units of Product that are not samples, such processing fee shall not be charged to Supplier.

3.9Distribution of Replacements.  Supplier may, from time to time, authorize Distributor to ship replacement Product to Suppliers for quality or other reasons.  Upon receipt of any request, Distributor shall undertake to effect such deliveries promptly and with all reasonable diligence, provided however, that for each package of replacement Product so delivered by Distributor, Distributor shall be entitled to charge Supplier a delivery and processing fee of [***]. For calculating Service Fees associated with replacement Products, a no-cost or reduced-cost replacement Product shipped by Supplier to Distributor will be subject to the same Service Fee as if the replacement Product was purchased by Distributor at WAC.

3.10Credit Card Fees.  Supplier shall reimburse Distributor for any credit card fees, charges or associated costs incurred in connection with the sale and delivery of Products. Such fees, charges and costs shall be invoiced on a monthly basis.

3.11Supplier Performance Metrics. Distributor shall endeavor to achieve the Supplier Performance Metrics set forth in Exhibit F annexed hereto.

3.12Quality Assurance/Quality Control (QA/QC). Distributor shall institute a quality assurance/quality control system to demonstrate compliance with the requirements of this Agreement and Applicable Laws and Applicable Permits.

3.13 Adverse Event and Other Reports.  If Distributor receives any written report of any adverse event or other safety-related event, or any quality complaints associated with the Products, Distributor will use commercially reasonable efforts to cause any such report to be delivered to Supplier promptly after receipt thereof. If Distributor receives follow-up information with respect to any adverse event or Product quality complaint after initial reporting of an adverse event or Product quality complaint, Distributor shall use commercially reasonable efforts to report such new information to Supplier promptly after receipt thereof.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.14Pharmacovigilance. All pharmacovigilance activities for the Products, including submission of reports to any Government Authority and verification of and follow-up for reports provided by Distributor are the sole and exclusive responsibility of Supplier. Notwithstanding anything else contained herein, Supplier acknowledges that: (i) Distributor does not have a centralized reporting function or formalized pharmacovigilance program; (ii) as a result Distributor may not be able to notify Supplier of all adverse events and Product quality complaints; and (iii) nothing herein shall require Distributor to implement any such centralized reporting function or pharmacovigilance program.

3.15Change Orders.  Subject to Applicable Laws and Applicable Permits, Supplier may request changes in the Services through the issuance of a Change Order (a “Change Order”). If Distributor reasonably believes that the Supplier has requested or required services which are not otherwise provided for herein, Distributor may propose a Change Order to Supplier. A Change Order signed by Supplier and Distributor indicates an agreement to the changes in the Services and increases in the fees and charges payable hereunder reflected in such Change Order.  Supplier and Distributor shall use their good faith efforts to agree on the price and time adjustments for such changes prior to the issuance of such Change Order.  If, however, the Parties cannot agree on the adjustment to be made, then Distributor shall nevertheless proceed to execute the changed Services described in the Change Order and shall charge for such changed Services in accordance with Exhibit B and Supplier shall pay such charges in accordance herewith.

ARTICLE IV:  SHIPPING AND DATA REPORTING

4.0Quantity and Delivery.

4.01 Supplier shall be responsible, at its cost, for delivering or causing to be delivered to Distributor the amount of Products ordered by Distributor within Distributor’s stated receiving hours of 6am to 12pm CST Monday through Friday with “First Expiration, First Out” methodology. Distributor shall be responsible for determining the amount of the Products to be shipped to Distributor at such location or locations as may be designated by Distributor; provided however, that, upon receipt of such orders from Distributor, if Supplier is unable to deliver the quantities of Product requested at the time requested, it will promptly notify Distributor in writing and will provide a schedule for delivery of such amounts.  In the event of any insufficiency in the supply of Products, Supplier and Distributor shall cooperate to determine an optimum allocation of Products. All Products ordered by Distributor shall be delivered FOB Distributor’s designated delivery location(s) and Supplier shall be responsible for all insurance and shipping costs until the Products are delivered and accepted at such location. All costs of shipping from such designated location, including from such designated location to a Distribution Center, shall be borne by Distributor. Title and risk of loss for each shipment of

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Products shall pass to Distributor upon arrival and acceptance pursuant to Section 4.04 hereof at Distributor’s designated delivery location.

4.02 All Products shall have a shelf life of not less than [***] from the date of shipment (“Standard Dated Product”). Notwithstanding the foregoing, Supplier may ship Products with an earlier expiration date of at least [***] from the date of shipment (“Short Dated Product”) provided that: (i) Supplier does not have a sufficient quantity of Standard Dated Product to fill Distributor’s orders; (ii) Supplier provides Distributor with written notice of its shortage of Standard Dated Product as promptly as practicable after becoming aware of such anticipated shortage; (iii) Supplier communicates in writing to Distributor in advance of each shipment that includes Short Dated Product that such shipment includes Short Dated Product; and (iv) the Short Dated Product will be subject to return by Supplier for full credit.  Supplier shall ensure that all Products are delivered to Distributor within seven (7) days of the date of order entry. Any reasonable expenses incurred by Distributor to the extent resulting from a late shipment by Supplier shall be borne by Supplier. Notwithstanding anything to the contrary in this Agreement, Supplier may reject any purchase orders for Products that Supplier, in its sole discretion, believes would cause Distributor’s inventory of such Product to exceed the reasonable inventory thresholds for the applicable Products.

4.03Following delivery to Distributor’s designated location(s), the costs of storage shall be borne by Distributor. The costs of shipping Products from Distributor's warehouse to Customers shall be borne by Distributor. All shipping material shall comply with the Applicable Laws and the packing and shipping requirements set forth in Exhibit E hereto (if any) and with such other shipping specifications as the Parties shall from time to time agree.

4.04Upon receipt of each shipment of Products at the designated delivery location or locations, Distributor shall promptly inspect it, or cause it to be promptly inspected, for any apparent physical damage, shortages, or inconsistencies with the packing list, inventory and bill of lading that is to accompany each shipment. Distributor may reject any shipment or portion thereof of Products received in damaged condition, products shipped in error, Products shipped in quantities more than what was ordered, or Products which do not comply with Section 4.02 or 7.1 (each, a “Fulfillment Error”). Distributor shall notify Supplier in writing within five (5) business days after each such delivery of Products of any Fulfillment Error and of its rejection of the applicable shipment or shipments, unless such Fulfillment Error is not apparent, in which case Distributor shall notify Supplier in writing within five (5) business days after discovery thereof. Any Products not so rejected shall be deemed to have been accepted by Distributor.

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4.05Products properly rejected by Distributor in accordance with Section 4.04 shall be returned by Distributor to Supplier at Supplier’s sole risk and expense in accordance with the Returned Goods Policy. Supplier shall promptly replace any properly rejected Products with the same Products and any such substitute Product shall be subject to the same shipment, delivery and acceptance criteria set forth in Section 4.02 and Section 4.04, but in each case, subject to the provisions of Section 4.06.  Notwithstanding anything to the contrary, including without limitation, the Return Goods Policy, Fulfillment Errors will be replaced, or credited at Distributor’s full purchase price, as applicable, without the assessment by Supplier of any restocking fees and the cost of shipment and any insurance and risk of loss associated therewith, will be borne solely by Supplier.

4.06If Supplier disagrees with the rejection of Product by Distributor, it will so notify Distributor within seven (7) days of receipt of such rejection notice. If the Parties cannot agree as to whether a shipped Product has been properly rejected, the Parties shall mutually designate an independent party to determine whether the relevant Product is damaged, defective or wrong, the findings of which shall be binding on the Parties, absent manifest error. All costs and expenses of such third party shall be borne by the Party whose position is determined to have been in error. If any Product is ultimately agreed or found not to be damaged, defective or the wrong item and if Supplier has replaced such Product, then Distributor shall be obligated to pay the shipping costs associated with the return of the rejected Product and the delivery of the replacement Product.

4.07Distributor will manage the on-hand supply and safety-stock of Products. Distributor shall, at all times, maintain an on-hand inventory at its Distribution Centers sufficient, in Distributor’s discretion, to satisfy its projections of orders of Products from Qualified Customers without any further deliveries from Supplier. Distributor will perform physical inventory counts for on-hand boxes of Products and determine monthly utilization.

4.08Distributor acknowledges that Supplier may modify its Returned Goods Policy from time-to-time in its reasonable discretion upon at least thirty (30) days advanced written notice, provided, however, that any modification of the Returned Goods Policy that may have a negative financial impact on Distributor will require Distributor’s written consent, with such consent not to be unreasonably withheld.

4.1Data Reporting.

4.1.1Subject to Applicable Laws, during the Term, Distributor shall provide [***] to Supplier pursuant to the specifications set forth in Exhibit G  (the “Data Reports”). Distributor shall communicate as needed with Supplier regarding delivery of and data elements contained in each Data Report specified in Exhibit H.

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Communications may involve but not be limited to discussions on Data Report delivery or content error resolution.

4.1.2Distributor agrees to not disclose any data related to warehouse Product withdrawal, Product sales, or other Product data included in the Data Reports to: (i) any third party pharmaceutical data reporting services provider (each a “Data Reporting Service”); or (ii) to any Affiliate or other third-party, which to Distributor’s actual knowledge, intends to disclose such data to a Data Reporting Service, without Supplier’s prior written consent (which shall not be unreasonably withheld or conditioned), unless in each case, such data is aggregated with similar data from other suppliers and manufacturers in a manner that does not specifically identify either the Supplier or any of the Products.  For the avoidance of doubt, nothing herein is intended to limit Distributor’s right to notify a third-party that, pursuant to this Agreement, Distributor is bound by certain restrictions relating to the disclosure of data relating to the Products.

ARTICLE V:  GOVERNMENT APPROVALS AND COMPLIANCE BY SUPPLIER

5.0Governmental Permits. Supplier shall, at its expense, obtain and maintain, and shall ensure that its’ suppliers and Subcontractors obtain and maintain, all Applicable Permits that may be necessary to permit the performance by Supplier of its obligations hereunder within the Territory.

5.1Compliance with Applicable Laws. Supplier shall comply in all material respects with all Applicable Laws that are applicable to Supplier, including, but not limited to, those with respect to the marketing, sale or distribution of the Products, including the Federal Food, Drug and Cosmetic Act and the PDMA.

5.3Authorized Distributor of Record.  To the extent not already so provided for as of the Effective Date, Supplier shall promptly arrange for the manufacturer of each of the Products to designate Distributor and any Affiliate so designated by Distributor as an Authorized Distributor of Record (“ADR”) for the Products in accordance with the PDMA.

5.4Labeling and Purchasing.  Supplier shall ensure that the Products are labeled and packaged in accordance with applicable FDA labeling requirements and other requirements of Applicable Laws.

5.5Trade Agreement Act.  Supplier understands that any of the Products offered for sale to the United States Government under this Agreement are subject to the United States Trade Agreements Act (“TAA”) (19 U.S. C. 2501, et seq.).  Supplier agrees to provide TAA certifications and related information applicable to the Products in a manner mutually agreed to by the Parties. If Supplier is not the actual manufacturer of a Product supplied to

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Distributor, Supplier certifies that it has appropriate information on file from the manufacturer of the Product to support the TAA certification provided to Distributor.

5.6Product Marking Requirements. Supplier certifies that all the Products sold to Distributor pursuant to this Agreement are marked (e.g., “Made in Germany”) with the country of origin as required by 19 U.S.C. 1304 and related regulations issued by U.S. Customs and Border Protection. Supplier certifies that the Products are compliant with the U.S. Federal Trade Commission’s rules governing the use of “Made in the USA” or similar phrases.

ARTICLE VI:  TERMS OF SALE AND PAYMENT

6.0 Sale of Product.

6.0.1Price and Terms of Sale.  Distributor shall remit payments for the Products on a net [***] calendar day basis for payment by check or on a net [***] day basis for payment by EFT. All remittances by Distributor will be transmitted electronically, in accordance with then current NACHA guidelines.  Distributor will manage billing and collection of payments from Suppliers incident to the provisions of this Agreement.

6.0.2Discount Pricing. For any discount of any kind or character (including rebates and guarantees that operate as a discount to the WAC) given by Supplier to a Customer, Distributor shall have the right to charge back that amount to Supplier.

6.0.3Changes to the WAC. Supplier may change the WAC price for Products in its sole discretion at any time. Supplier shall notify Distributor in writing (including via email or other electronic communication) by no later than 2 PM CST on the business day immediately preceding the effective date of any Product WAC change. Any inventory held by Distributor as of the effective date of any WAC reduction will be eligible for a price adjustment for each unit of Product on hand at, in transit to, or on order by Distributor on the date of the price reduction in an amount equal to the difference between: (i) the reduced WAC; and (ii) the WAC in effect before the price reduction.

6.0.4Changes to the Contract Price. Supplier may amend the Contract Price for Products in its’ sole discretion at any time upon seven (7) business days prior written notice to Distributor.

6.1Payment for the Services. The fees for the Services (and any other fees or charges due pursuant to the provisions of this Agreement) shall be as set forth in Exhibit B. Distributor shall invoice Supplier for all sums due hereunder on a calendar monthly basis. Supplier shall pay each such invoice thirty (30) calendar days after the date of the invoice. Any invoice for fees for Services that are not subject to a good faith dispute by Supplier and

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which remains unpaid for more than thirty (30) days from date of invoice will be deducted by Distributor from any amounts owed by Distributor to Supplier. Should Supplier in good faith contest the validity, reasonableness or accuracy of any invoice or part thereof submitted to it for payment, it shall pay the undisputed portion thereof and notify Distributor in writing within five (5) business days of its receipt of the same explaining in detail the reasons for its refusal to honor the invoice in whole or in part. Upon resolution of the dispute, the disputed sum that is properly due (if any) shall be promptly paid with the next invoice due to be paid to Distributor. Past due and undisputed invoices shall bear interest at the lesser of: (i) the Reference Rate; or (ii) the maximum rate permitted by Applicable Law. For the avoidance of doubt, the due date for any amount that has been disputed but was ultimately determined to have been properly payable shall be the date on which such amount was originally due to be paid by Supplier. The Parties agree and acknowledge that: (a) unless otherwise agreed in writing, the fees provided hereunder will be Distributor’s sole, full and complete form of compensation provided by Supplier for the Services; (b) the fees  for services and have been negotiated at arm’s-length, in good faith by the Parties; (c) Supplier has determined that service fees represent fair market value for the Services; (d) the fees are not intended in any way as a payment related to a drug formulary or drug formulary activities and have not been negotiated or discussed between the Parties in connection with any such drug formulary or formulary activities; (e) the fees are not intended to constitute a discount or other form of compensation that must be included in best price, AMP, or ASP reporting; and (e) the fees are not intended in any way as remuneration for referrals or for other business generated. For avoidance of doubt, nothing herein precludes Distributor from taking into consideration all its revenues, including the service fees earned under this Agreement, when pricing its products or services to Customers.

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6.2Taxes.

6.2.1Taxes for Services.  Supplier shall pay, or, as applicable, reimburse Distributor on demand for all Taxes that are imposed on Distributor by a Government Authority in connection with the performance of the Services, provided, however, Distributor shall be fully responsible for and is not entitled to any reimbursement for any taxes imposed upon Distributor’s net income. If Supplier is exempt from the payment of any applicable sales and/or use Taxes or has a direct payment permit with respect to such Taxes, Supplier shall provide Distributor with a copy of the certificate or permit, duly executed and issued by the appropriate Government Authority. Request for payment and/or reimbursement of any Taxes shall be included in the invoices tendered to Supplier pursuant to Section 6.1 hereof. Each request for reimbursement and/or payment shall be separately stated thereupon as a line item and shall be contemporaneously supported by reasonable documentation reflecting the Taxes to be reimbursed and/or paid.

6.2.2Taxes on Product Sales.  Distributor shall pay, or, as applicable, reimburse Supplier on demand for all Taxes that are imposed on Supplier by a Government Authority in connection with the sale of Products to Distributor hereunder, provided, however, Supplier shall be fully responsible for and not entitled to any reimbursement for any taxes imposed upon Supplier’s net income. If Distributor is exempt from the payment of any applicable sales and/or use Taxes or has a direct payment permit with respect to such Taxes, Distributor shall provide Supplier with a copy of the certificate or permit, duly executed and issued by the appropriate Government Authority. Request for payment and/or reimbursement of any Taxes shall be included in the invoices tendered to Distributor pursuant to Section 6.1 hereof. Each request for reimbursement and/or payment shall be separately stated thereupon as a line item and shall be contemporaneously supported by reasonable documentation reflecting the Taxes to be reimbursed and/or paid. Notwithstanding anything to contrary, Distributor will not be liable to pay, or as applicable, reimburse Supplier for any Taxes relating to the sale of Products by Supplier to Distributor which cannot in accordance with Applicable Laws be fully passed on by Distributor to Customers when the Products are sold by Distributor to Customers.

ARTICLE VII:  REPRESENTATIONS, WARRANTIES AND COVENANTS

7.0Each of the Parties warrants and represents that:

7.0.1It is duly organized and validly existing under the laws of the State of its formation, with full legal right, power and authority to enter into and to perform its obligations hereunder;

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7.0.2 It has duly authorized, executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, by general equitable principles or by principles of good faith and fair dealing;

7.0.3 Neither the execution nor delivery by it of this Agreement, nor the performance by it of its obligations hereunder conflicts with, violates or results in a breach of any Applicable Laws, or conflicts with, violates or results in a breach of any term or condition of any order, judgment or decree or any agreement or instrument to which it is a party or by which it or any of its properties or assets are bound, or constitutes a default thereunder;

7.0.4No approval, authorization, order, consent, declaration, registration or filing with any Government Authority is required for the valid execution and delivery of this Agreement; and

7.0.5It has no knowledge of any action, suit or proceeding, at law or in equity, before or by any court or governmental authority, pending against it, in which an unfavorable decision, ruling or finding would adversely affect the performance by it of its obligations hereunder, or that, in any way, would materially adversely affect the validity or enforceability of this Agreement.

7.0.6Where required by Applicable Laws, Distributor and Supplier shall each abide by the requirements of 41 CFR §§ 60-1.4(a), 60-300.5(a) and 60-741.5(a). These regulations prohibit discrimination against qualified individuals based on their status as protected veterans or individuals with disabilities, and prohibit discrimination against all individuals based on their race, color, religion, sex, or national origin. Moreover, these regulations require that covered prime contractors and subcontractors take affirmative action to employ and advance in employment individuals without regard to race, color, religion, sex, national origin, protected veteran status or disability.

7.0.8It qualifies as an authorized trading partner of the other Party and has implemented a system to support suspect product verification and disposal, each as may be defined or required by the Drug Supply Chain Security Act (“DSCSA”) (21 U.S.C. §§ 360eee et seq.).

7.1Supplier represents and warrants and covenants, as applicable, to Distributor that:

7.1.1It holds the right to distribute, sell and market the Products in the Territory, including the right to grant to Distributor the rights or licenses granted hereunder;

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7.1.3 The Products are and will be sold to Distributor in compliance with Applicable Laws;

7.1.4 Products will not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act (“FDCA”), or within the meaning of any applicable state or municipal law in which the definitions of adulteration and misbranding are substantially the same as those contained in the FDCA, or will be an article which may not, under the provisions of Sections 404 or 505 of said Act, be introduced into interstate commerce;

7.1.6 To the knowledge of Supplier, the Products do not infringe upon the patents, copyrights, trademarks or any other intellectual property rights of any third party;

7.1.8There is no existing agreement, understanding, letter of intent or other commitment or arrangement of any kind between it and any other person, firm, or corporation, concerning the distribution of Products which conflict with the rights granted hereunder or the provision to Supplier of services for Products similar to the Services discussed herein; and

7.1.9During the Term, Supplier will not grant any other third party any rights to distribute the Products in the United States which conflict with the rights granted hereunder.

7.2Distributor represents and warrants and covenants, as applicable, to Supplier that:

7.2.1As of the Effective Date, neither Distributor nor any of its then-current officers, directors or employees has been debarred pursuant to the Federal Food, Drug and Cosmetic Act ("FDCA") or been excluded from participating in a federal health care program, including without limitation the Medicare or Medicaid programs. If Distributor or any of its then-current officers, directors and employees is or are subsequently debarred under the FDCA or excluded from a federal health care program, Distributor agrees promptly to notify Supplier of such action;

7.2.3Distributor has obtained, and shall maintain, all necessary Applicable Permits to perform its obligations hereunder;

7.2.4The Products will be stored and distributed by Distributor in compliance with Applicable Laws and the Product specifications and Product labeling; and

7.2.5It will comply with the applicable provisions of 42 U.S.C. Section 1320a-7b and 42 C.F.R. § 1001.952(h) in connection with all sales of Product by Distributor to Customers, and none of its personnel performing any of the Services are excluded

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from participation in any Federal healthcare program under the provisions of 42 U.S.C. Section 1320a-7.

7.3EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY HERETO MAKES ANY OTHER EXPRESS WARRANTIES OR REPRESENTATIONS, STATUTORY WARRANTIES, OR ANY IMPLIED WARRANTIES OR REPRESENTATIONS, OF ANY KIND WHATSOEVER RELATING EITHER TO THE PRODUCTS OR THE SERVICES, INCLUDING (WITHOUT LIMITATION) ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. ALL SUCH OTHER WARRANTIES AND REPRESENTATIONS ARE HEREBY DISCLAIMED.

ARTICLE VIII:  CONFIDENTIALITY; PROPRIETARY RIGHTS; INTELLECTUAL PROPERTY

8.0 Confidential Information.  The Parties acknowledge that the Confidential Information comprises valuable trade secrets and is proprietary and the exclusive property of the disclosing Party and its Affiliates. During the Term and for a period of one (1) Year thereafter, the receiving Party shall hold the Confidential Information supplied by the disclosing Party hereunder in strict confidence, and shall use such Confidential Information solely for the purposes of performing its obligations hereunder. The receiving Party may only disclose Confidential Information to those directors, officers, employees, attorneys, contractors, agents and Affiliates (each a "Representative") who have a need to know and who are bound by obligations of confidentiality and non-use with respect to such Confidential Information that are at least as restrictive as those set forth herein. Each of the Parties agrees to: (i) advise their Representatives of the proprietary nature of the Confidential Information and the terms and conditions of this Agreement requiring that the confidentiality of such information be maintained; and (ii) use reasonable safeguards to prevent unauthorized use by such Representatives. Each Party shall be responsible for any breach of this Agreement by its respective Representatives.

8.1 Agreement Confidentiality.  Neither Party hereto shall disclose the terms of this Agreement to any other person or entity other than such Party’s Representatives, or as may otherwise be required by Applicable Laws. In the event a Party reasonably believes it is required by Applicable Laws to disclose any terms of this Agreement, prior to any proposed disclosure of any of the terms of this Agreement, such Party shall allow and reasonably assist the other Party in taking any action to lawfully prevent or limit any such disclosure.

8.2For the purposes of this Agreement, “Confidential Information” shall not include:

8.2.1Confidential Information which is or becomes public knowledge (through no fault of the Parties or their Representatives in violation hereof); or

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8.2.2Confidential Information which is lawfully made available to a Party by an independent third party (and such lawful availability can be properly demonstrated); or

8.2.3 Confidential Information which is already in a Party's possession at the time of initial receipt from the other Party (and such prior possession can be demonstrated by competent evidence); or

8.2.4 Confidential Information which is independently developed by a Party or its Representatives and such independent development can be demonstrated by competent evidence.

8.3 Disclosures Required by Applicable Law.  Either Party may disclose Confidential Information which is required to be disclosed by Applicable Laws or order of any Government Authority to be disclosed; provided, however, that the Party so disclosing shall give the other Party advance written notice to permit it to seek a protective order or other similar order with respect to the Confidential Information and, thereafter, shall disclose only the minimum Confidential Information required to be disclosed in order to comply, whether or not the other Party seeks or obtains any such protective or other similar order. Notwithstanding the foregoing, information disclosed as set forth in this Section 8.3 shall not be disclosed to any other third party without the prior written consent of the disclosing Party.

8.3 Injunctive Relief. Each Party acknowledges and agrees that its breach of the confidentiality and non-use obligations set forth herein would cause irreparable harm to the disclosing Party which would not be fully compensable by payment of money damages alone, and that in the event of such a breach or threatened breach the disclosing Party shall be entitled to seek equitable relief (including without limitation injunctive relief), without the necessity of proving actual damages or posting a bond. Such equitable relief shall be in addition to and not in lieu of any other relief available to the disclosing party at law or in equity.

8.4All Confidential Information which either Party or any of its Representatives shall obtain or to which either Party or any such Representative shall be given access pursuant to or in connection with this Agreement, shall be and remain the sole property of the disclosing Party, and the receiving Party shall have no rights or interests (except as expressly provided herein) to or in such Confidential Information. Notwithstanding the foregoing, information generated, compiled or stored by Distributor reflecting the purchase and resale of Products to Customers, including the information included in the Data Reports, constitutes the Confidential Information of Supplier and, subject to Section 4.1.2, Supplier will be entitled to utilize all such information for its business purposes.

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8.5Immediately upon the expiration or earlier termination of this Agreement, the receiving Party shall, at the other Party’s option, return to the disclosing Party, or provide a certificate of one of its executive officers as to the destruction of all Confidential Information (including all copies thereof) then in the possession of the receiving Party or any of its Representatives. Each Party may retain one (1) archival copy of such Confidential Information.

8.6 Distributor shall not use the Confidential Information of Supplier for any other purpose other than for the purpose of Distributor providing the Services to Supplier pursuant to this Agreement. For the avoidance of doubt, Distributor may not disclose, transfer, sell or otherwise use Supplier’s Confidential Information for any purpose other than purpose of performing its obligations under this Agreement, without the prior written consent of Supplier.

8.7Intellectual Property.  Neither Party shall obtain any rights to any trademarks, service names or service marks of the other Party, nor shall either Party conduct any activity or make any statement, written or oral, which in any manner infringement upon the use of such trademarks, service names or service marks by the other Party. The infringing party shall indemnify and hold harmless the non-infringing party against any action, claim or loss arising from any such infringement, including all costs and reasonable attorneys' fees.

ARTICLE IX:  TERM AND TERMINATION

9.0Term.The term of this Agreement shall commence on the Effective Date and continue in full force and effect for a period of three (3) Years, unless otherwise terminated as set out in this Agreement (the "Term").  For purposes of this Agreement, a “Year” is a period of twelve (12) consecutive calendar months. If the Term or any renewal term commences on any day other than the first day of a calendar month, such month shall be deemed to constitute a complete calendar month. At the end of the Term, this Agreement will automatically renew for additional consecutive one (1) Year renewal terms (each, a “Renewal Term”) unless either Party provides the other with written notice of non-renewal of this Agreement at least ninety (90) calendar days before the end of the Term or any Renewal Term, or unless otherwise terminated as provided herein.

9.1 Termination for Convenience. Either Party hereto has the right to terminate this Agreement for its convenience at any time by not less than ninety (90) calendar days’ prior written notice to the either Party. If a Party terminates the Agreement under this Section 9.1, the terminating Party shall pay all direct winding-down fees, noncancelable and nonrefundable costs and expenses reasonably incurred through the effective date of termination by the non-terminating Party in connection with the termination in accordance with such terminating Party’s instructions, as substantiated by documentation reasonably satisfactory to the terminating Party.

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9.2Termination for Breach.

9.2.1Either Party may terminate this Agreement in the event of a material breach by the other Party of any material obligation of this Agreement on thirty (30) days' prior written notice to the other, specifying the nature of the breach, unless such other Party shall cure such default within such sixty (60) day period

9.2.2Notwithstanding the provisions of Section 9.2.1, either Party may terminate this Agreement on written notice with immediate effect upon the occurrence of any of the following to or by the other Party:

9.2.2.1a transfer or assignment of this Agreement without the prior written consent of the non-transferring Party not otherwise permitted or provided for by the provisions of this Agreement; or

9.2.2.2 the Insolvency of the other Party; provided, however, that the Party which is not Insolvent may waive such termination right.

9.3Rights of Parties on Termination or Expiration.  The following provisions shall apply to any termination or expiration of this Agreement; provided, however, that the termination or expiration of this Agreement for any reason shall not affect any obligations accrued or amounts owed hereunder before the date of such expiration or termination:

9.3.1Distributor shall cease all sales and other activities under this Agreement, but shall fulfill all Supplier orders submitted prior to the effective date of termination;

9.3.2Each Party shall return to the other Party or destroy all Confidential Information, and all summaries, compendiums, reports, analyses and other materials prepared with the use of such Confidential Information, in accordance with Section 8.4;

9.3.3All Supplier orders for Products received after the effective date of termination will be promptly referred to Supplier;

9.3.4Each Party will cease holding itself out as being in any way connected with the other Party;

9.3.5The Parties shall cooperate to prepare a reasonably detailed, written transition and wind-down plan to coordinate an orderly cessation of the activities provided for under this Agreement; and

9.3.6Other than with respect to matters in dispute, all indebtedness of the Parties to each other shall become immediately due and payable without further notice or demand.

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ARTICLE X:  LIMITATION OF LIABILITY AND INDEMNIFICATION

10.0Distributor shall indemnify, defend and hold harmless Supplier and its Affiliates and its and their shareholders, directors, officers, employees, agents and representatives and insurers (the “Indemnified Persons”) from and against all Claims that may arise directly or indirectly as a result of: (i) the negligence or willful or wrongful acts or omissions of Distributor; (ii) a breach by Distributor of any of its representations or warranties under this Agreement; (iii) the failure of Distributor to comply with Applicable Laws; or (iv) Distributor's storage, handling or distribution of the Products, except to the extent such Claim arises directly or indirectly as a result of any of the matters for which Supplier is providing indemnification pursuant to Section 10.2.

10.1Supplier shall promptly notify Distributor in writing of any Claim for which indemnity may be sought and will thereafter keep Distributor reasonably informed with respect thereto. Supplier shall fully cooperate with Distributor and shall permit Distributor to conduct and control the defense and disposition of such Claims, provided, however, that Distributor shall not admit fault on behalf of Supplier without Supplier's prior written consent. Distributor shall promptly assume, at its cost and expense, the sole defense of such Claim through counsel selected by Distributor and reasonably acceptable to Supplier, provided that in the event that Distributor does not assume the defense on a timely basis or reasonably maintain the defense, then, without prejudice to any other rights and remedies available to Supplier under this Agreement, Supplier may take over such defense with counsel of its choosing at Distributor’s cost and expense. If the Distributor assumes the defense of any Claim as provided in this Section 10.1, Supplier shall provide reasonable assistance to Distributor in its efforts to investigate and defend the Claim, including, without limitation, providing reasonable access to the indemnifying party to such documentary evidence and witnesses as are available to Supplier. If a conflict of interest arises, which, under applicable principles of legal ethics prevents a single legal counsel from representing both Supplier and Distributor; Supplier may take over its defense with counsel of its choosing at Distributor’s cost and expense.

10.2 Supplier shall indemnify, defend and hold harmless Distributor, its Affiliates and its and their respective shareholders, directors, officers, employees, agents and representatives from and against all Claims that may arise directly or indirectly as a result of: (i) the negligence or willful or wrongful acts or omissions of Supplier; (ii) a breach by Supplier of any of its representations or warranties under this Agreement; (iii) the failure of Supplier to comply with Applicable Laws; (iv) injury to a patient resulting from the purchase, use, consumption or recall of any Product, whether or not involving a defect in a Product, its labeling or packaging; or (v) the infringement by the Product or its packaging of the patent, copyright, trademark, trade secret or other intellectual property of any other person or entity, except to the extent such Claim arises directly or indirectly as a result of any of the matters for which Distributor is providing indemnification pursuant to Section 10.0,   provided, however, that with respect to Claims arising pursuant to Section 10.2 (v),

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Supplier shall indemnify, defend and hold harmless Distributor, its Affiliates and its and their respective shareholders, directors, officers, employees, agents and representatives without regard to the negligence of any of them.

10.3 Distributor shall promptly notify Supplier in writing of any Claim for which indemnity may be sought and will thereafter keep Supplier reasonably informed with respect thereto. Distributor shall fully cooperate with Supplier and shall permit Supplier to conduct and control the defense and disposition of such Claims, provided however, that Supplier shall not admit fault on behalf of Distributor without Distributor's prior written consent. Supplier shall promptly assume, at its cost and expense, the sole defense of such Claim through counsel selected by Supplier and reasonably acceptable to Distributor, provided that in the event that Supplier does not assume the defense on a timely basis or reasonably maintain the defense, then, without prejudice to any other rights and remedies available to Distributor under this Agreement, Distributor may take over such defense with counsel of its choosing at Supplier’s cost and expense. If Supplier assumes the defense of any Claim as provided in this Section 10.3, Distributor shall provide reasonable assistance to Supplier in its efforts to investigate and defend the Claim, including, without limitation, providing reasonable access to the indemnifying party to such documentary evidence and witnesses as are available to Distributor. If a conflict of interest arises, which, under applicable principles of legal ethics prevents a single legal counsel from representing both Supplier and Distributor; Distributor may take over its defense with counsel of its choosing at Supplier’s cost and expense.

10.4Neither Party shall, without the written consent of the other Party: (i) settle or compromise any Claim without including as an unconditional term thereof the giving of an unconditional release with respect to all liability under such Claim, or consent to the entry of any judgment which does not include a dismissal with prejudice of the indemnified party and indemnifying party; (ii) settle or compromise any Claim in any manner that may adversely affect the other Party other than as a result of money damages or other monetary payments; or (iii) settle or compromise any Claim in any manner that includes an admission of fault or liability on the part of the other Party.

10.5No Claims.  EXCEPT WITH RESPECT TO INDEMNIFICATION FOR THIRD PARTY CLAIMS UNDER THIS AGREEMENT, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY HERETO BE LIABLE TO THE OTHER FOR ANY: (i) LOST PROFITS; (ii) LOSS OF PROSPECTIVE COMPENSATION OR UNJUST ENRICHMENT; (iii) GOODWILL OR LOSS THEREOF; OR (iv) CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES OF ANY KIND OR CHARACTER, WHETHER ARISING IN TORT, CONTRACT, INDEMNITY, STRICT LIABILITY OR ANY OTHER THEORY OF RECOVERY.

10.6Maximum Liability. Distributor’s total aggregate liability to Supplier arising out of or in connection with this Agreement and the Services, from any and all causes, whether based

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on contract, tort (including negligence), strict liability, or any other cause of action, including claims for indemnification under Section 10.1, shall in no event exceed the aggregate of the fees paid to Supplier.

ARTICLE XI : INSURANCE

11.0Supplier Insurance.  Supplier agrees that during the Term it shall carry and maintain in full force and effect at its own expense the following insurance policies with insurers currently rated A-VII or better by A.M. Best:

11.0.1Commercial General Liability insurance including coverage for premises and operations, products and completed operations, contractual liability, bodily injury, property damage, and personal injury and advertising injury with a minimum policy limit of [***] per occurrence and [***] in the annual aggregate. This coverage may be satisfied through a combination of Commercial General Liability and Commercial Umbrella or Excess policies; and

11.0.2Products Liability insurance including bodily injury and property damage for all products and work supplied under this Agreement with a minimum policy limit of [***] per occurrence and [***] in the annual aggregate.

11.1Certificates of Insurance and Additional Insureds.  Each Party agrees to furnish the other Party with certificates of insurance for all required policies of insurance.  Each Party shall cause insurer(s) to endorse all insurance policies to name the other Party and its Affiliates as Additional Named Insureds. Each Party shall use best efforts to provide the other Party with thirty (30) days advance written notice of any material changes of the required insurance coverage, cancellation or termination in coverage prior to policy expiration.

11.2Claims-Made Policies.  If any insurance policy is a “claims-made” policy, then such claims made policy shall be kept in force for not less than three (3) years immediately following termination or expiration of this Agreement.  Evidence of successive policy periods shall be made by the annual issuance of a certificate of insurance to the other Party.  Alternatively, each Party and/or each Party’s subcontractors shall purchase a three year “tail” policy including the same or broader coverage for any claim or circumstance occurring or taking place during the Term of this Agreement without regard to whether the claim is brought during the term of the insurance policy.

11.3Policy is Primary Cover.  All insurance policies afforded by a Party and a Party’s subcontractors shall be primary to and not contributing to any other insurance, self-insurance or captive insurance maintained by the other Party or its Affiliates.

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11.4Subrogation Waiver. Each Party shall cause each insurer of coverage required under this Article 11 to endorse each insurance policy to waive its subrogation rights against the other Party and its Affiliates.

11.5Separation of Insureds.  As applicable, each Party shall include a separation of insured provisions under the Commercial General Liability, Excess and/or Umbrella Liability and Business Auto Liability insurance policies with no cross liability or cross suits exclusions.

11.6Satisfaction of Limits.  The limits required under this Agreement can be satisfied through any combination of primary and umbrella/excess insurance. No provision contained herein shall be construed as prohibiting either party from self-insuring in whole or part the insurance obligations contained herein.

11.7No Relief from Obligations.  Approval or acceptance of any of a Party’s insurance policies by the other Party shall not relieve such first Party of any obligations contained herein, including such Party’s obligations as part of this Agreement, whether claims are within, outside or in excess of such Party’s policy limits, and regardless of solvency or insolvency of the insurer(s) that issues such coverage.  Such insurance shall not preclude the other Party from taking any actions that are available to it under any provision of this Agreement or otherwise under applicable law. The failure to provide certificates or add the other Party or its Affiliates as Additional Insureds in accordance with this Article 11 will not release a Party in any manner of any liability arising under this Agreement.

11.8Distributor Insurance. Distributor, at its sole cost and expense, shall procure and maintain such policies of general and professional liability and other insurance as are consistent with industry standards and are necessary to insure it and its employees against any type (not necessarily amount) of claim for damages arising by reason of personal injuries or death occasioned directly or indirectly by the providing of the Services by Distributor or with respect to their obligations under this agreement including, but not limited to, storage and distribution of the Products. The insurance coverage by Distributor shall not be construed to create a limit on Distributor's liability with respect to its’ indemnification of Supplier.  Distributor shall provide not less than thirty (30) days’ notice of cancellation or any material modification of the foregoing policy of insurance.  Distributor shall deliver or cause to be delivered to Distributor a certificate of insurance evidencing the foregoing coverages within thirty (30) days of the Effective Date.

ARTICLE XII:  FORCE MAJEURE

12.0Force Majeure.  Other than with respect to any obligation to make payments hereunder, neither Party hereto shall be in default hereunder by reason of any failure or delay in the performance of any obligation under this Agreement where such failure or delay demonstrably arises out of any cause beyond the reasonable control of the Party claiming relief, including, without limitation, storms, floods, other acts of nature, fires, explosions,

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shortage of raw materials, riots, war or civil disturbance, national strikes or other industry wide labor unrest, embargoes and other governmental actions, including the U.S. Food and Drug Administration decision not to approve Supplier’s products that are to be distributed by Distributor pursuant to this Agreement, and any governmental regulations, that would prohibit the supply or distribution of Products or the  performance of a Party’s obligations hereunder, delays in transportation, inability to obtain necessary labor, supplies, or manufacturing facilities, provided, however, that in no event shall any event of Force Majeure operate to delay or otherwise excuse any payment obligations hereunder. The Party claiming to be delayed because of an event of Force Majeure shall promptly notify the other Party in writing of any actual or anticipated delays and take all necessary steps to avoid, overcome or end delays without additional cost to the other Party. The notice shall contain particulars as to the nature of the claimed event of Force Majeure, the date of commencement of the event and the anticipated date on which the event is anticipated to cease. The Party claiming to be delayed because of an event of Force Majeure shall take all reasonable steps to mitigate the effect of delays. Such steps shall include advanced planning and contingency planning. In the event of any event of Force Majeure extending for a period of more than thirty (30) consecutive calendar days and which materially and adversely affects the ability of Distributor to perform the Services provided for hereunder, Distributor shall have the right to submit a Change Order to Supplier for an equitable adjustment to the fees provided for in Exhibit B hereto to reflect the costs attributable to such Force Majeure event. Notwithstanding the foregoing, either Party has the right to terminate this Agreement in accordance with Section 9.1.

ARTICLE XIII:  NOTICES

13.0All notices pertaining to this Agreement shall be delivered in person, sent by certified mail, delivered by air courier, or transmitted by facsimile or electronic transmission and confirmed in writing (sent by air courier or certified mail) to a Party at the address or facsimile number shown in this Agreement, or such other address or facsimile number as a Party may notify the other Party from time to time. Notices delivered in person, and notices dispatched by facsimile prior to 4:00 PM, recipient's time, Monday through Friday (legal holidays excepted), shall be deemed received on the day sent. All other facsimiles and notices shall be deemed to have been received on the business day following receipt; provided, however, that if such day falls on a weekend or legal holiday, receipt shall be deemed to occur on the next business day. Notices may also be transmitted electronically between the Parties provided that mutually acceptable arrangements are made in advance to facilitate such communications and provide for their security and verification.

If to Distributor:

McKesson Specialty Care Distribution Corporation

10101 Woodloch Forest

The Woodlands, TX 77380

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Attention: General Counsel

Telephone: XXXXXXXX

Facsimile: XXXXXXXX

With a copy, which shall not constitute notice, to:

McKesson Corporation

One Post Street

San Francisco, CA 94104

Attention: General Counsel

Telephone: XXXXXXXX

Facsimile: XXXXXXXX

If to Supplier:

Aclaris Therapeutics, Inc.

101 Lindenwood Drive
Suite 400
Malvern, PA 19355
Telephone: 484-324-7933

With a copy, which shall not constitute notice, to:

Attention:  Kamil Ali-Jackson

Chief Legal Officer

Aclaris Therapeutics, Inc.

101 Lindenwood Drive
Suite 400
Malvern, PA 19355
Email: XXXXXXXX

ARTICLE XIV:  GENERAL PROVISIONS

14.0Entire Agreement.  This Agreement, together with the Exhibits and all written amendments, modifications and supplements thereto constitute the entire agreement between the Parties and all prior negotiations, proposals and writings pertaining to this Agreement or the subject matter thereof, are hereby superseded excluding any Confidentiality Agreements between the parties. No modification of this Agreement will be effective unless in writing and signed by both Parties.

14.1Severability. In the event that any provision of the Agreement or the documents and instruments contemplated hereby is held by court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, unless narrowed by construction, the

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Agreement and the documents and instruments contemplated hereby shall be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable, or if such language cannot be drawn narrowly enough to satisfy such court, the court making any such determination shall have the power to modify in scope, duration or otherwise any such provision, but only to the extent necessary to make such provision or provisions enforceable in such court, and such provision then shall be applicable in such modified form. No narrowed construction, court modification, or invalidation of any provision of the Agreement and the documents and instruments contemplated hereby shall affect the construction, validity, or enforceability of such provision or of the Agreement and the documents and instruments contemplated hereby in any jurisdiction other than that upon which the decision of the court of competent jurisdiction shall govern.

14.2Assignment. This Agreement may not be assigned to any person, firm, partnership, corporation or other entity (including by operation of law, judicial process or otherwise) without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, either Party hereto may assign this Agreement, or any or all of the rights and obligations hereunder, to: (a) any of its Affiliates or (b) a third party who acquires the assets or stock of either Party but such assignment will not operate to discharge or otherwise relieve any assigning Party from its obligations hereunder. This Agreement shall be binding upon the successors and permitted assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of its successors and assigns.

14.3Counterparts. This Agreement may be executed simultaneously in several counterparts and by facsimile, each of which shall be an original and all of which shall constitute but one and the same instrument. The parties agree that execution of this Agreement by industry standard electronic signature software and /or by exchanging PDF signatures shall have the same legal force and effect as the exchange of original signatures, and that in any proceeding arising under or relating to this Agreement, each party hereby waives any right to raise any defense or waiver based upon execution of this Agreement by means of such electronic signatures or maintenance of the executed agreement electronically.

14.4Not For Benefit Of Third Parties. This Agreement and each and every provision hereof and thereof are for the exclusive benefit of the Parties hereto and not for the benefit of any third party.

14.5Applicable Law. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware applicable to contracts made in that State.

14.6Waiver. Neither Party’s failure to insist on performance of any term, condition, or

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instruction nor failure to exercise any right or privilege or its waiver of any breach, shall thereafter be construed to constitute a waiver of such term, condition, instruction, right or privilege. No consent or waiver, expressed or implied, by a Party to the performance by the other Party or of any breach or default by the other Party of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other Party of the same or any other obligations of such other Party hereunder. The giving of consent by a Party in any one instance shall not limit or waive the necessity to obtain such Party's consent in any future instance. No waiver of any rights under this Agreement shall be binding unless it is in writing and signed by the Party waiving such rights.

14.7Dispute Resolution.

14.7.1Administrative Committee Procedure. If any dispute arises on any matters concerning this Agreement, either Party may initiate the dispute resolution procedures of this Section 14.7 by providing written notice to the other Party of the existence and nature of the dispute. The dispute shall be referred to representatives of each Party who shall attempt to resolve the dispute and if they are unable to do so, it will then be referred to senior management of both Parties. To aid the negotiation by the Parties' senior managers, the representatives shall promptly prepare and exchange memoranda stating the issues in dispute and their positions, summarizing the negotiations which have taken place and attaching relevant documents. If such senior managers can resolve the dispute, such resolution shall be reported in writing to and shall be binding upon the parties. If such senior managers cannot resolve the dispute within fifteen (15) days, or such other time as the representatives may mutually agree, then either Party may exercise its other rights under  Sections 14.7.2 and 14.7.3.

14.7.2 Judicial Process. The procedures specified in this Section 14.7 shall be the sole and exclusive procedures for the resolution of claims, disputes and controversies between the Parties arising out of or relating to this Agreement or the breach thereof.

14.7.3 Consent to Jurisdiction.  EACH OF THE PARTIES HEREBY AGREES THAT ANY ACTION REFERRED TO JUDICIAL PROCESS UNDER OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN THE FEDERAL COURTS THEN SITTING IN THE STATE OF DELAWARE AND IN NO OTHER FORUM AND EACH OF THE PARTIES HEREBY IRREVOCABLY CONSENTS TO SUCH JURISDICTION AND IRREVOCABLY WAIVES ANY OBJECTIONS, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE BASED ON THE GROUNDS OF  FORUM NON CONVENIENS,WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH

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ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THE FOREGOING IS WITHOUT PREJUDICE TO THE RIGHT OF ANY PREVAILING PARTY TO SEEK ENFORCEMENT OF ANY JUDGMENT RENDERED IN A COURT IN ANY JURISDICTION WHERE THE LOSING PARTY OR ITS PROPERTY MAY BE LOCATED.

14.7.4Obligations to Pay Charges. Pending the resolution of the dispute, each Party shall continue to perform the applicable provisions of this Agreement and each Party shall continue to pay all charges required in accordance with the applicable provisions of this Agreement.

14.8Headings. Any headings used herein are for convenience in reference only and are not a part of this Agreement, nor shall they in any way affect the interpretation hereof.

14.9Construction. Each Party has participated to a significant degree in the preparation of this Agreement. No provision of this Agreement shall be construed against any Party based on that Party having been, or been deemed, the “drafter.”

14.10 Amounts.  All amounts of money in this Agreement are denominated in United States of America Dollars.

14.11Further Assurances.  Each Party hereto agrees that they will without further consideration execute and deliver such other documents and take such other actions as may be reasonably requested by the other Party to consummate more effectively the transactions and agreements contemplated hereby.

14.12Survival.  The following provisions of this Agreement, as well as the provisions of this Agreement which by their nature are intended to survive the termination, cancellation, completion or expiration of this Agreement, shall continue as valid and enforceable obligations of the Parties notwithstanding any such termination, cancellation, completion or expiration.

IN WITNESS WHEREOF, Supplier and Distributor have caused this instrument to be executed by their duly authorized employees, as of the day and year first above written.

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DISTRIBUTORSUPPLIER

MCKESSON SPECIALTY CAREACLARIS THERAPEUTICS, INC.

DISTRIBUTION CORPORATION

By: ___/s/ Layne H Martin______By: ______/s/ Neal Walker____

PrintedPrinted

Name: _Layne H Martin________Name: ___Neal Walker_______

Date:___10/16/17_____________Date: _____10/16/17__________

Title: ___Vice President/GM____Title: _____President & CEO___

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EXHIBIT A:  PRODUCTS

ESKATA™ (hydrogen peroxide) topical solution (40%)

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EXHIBIT B:  SERVICE FEES

For Specialty Distribution Services and Logistics Services provided by McKesson Specialty Health Distribution and McKesson Specialty 3PL Services, hereunder Supplier (Aclaris Therapeutics) shall pay to Specialty Distributor an amount (the “Fee”), which shall be equal to [***] WAC for the Product, multiplied by the total units of Product purchased by the Specialty Distributor pursuant to this Agreement each month.

Additional fees include the following:

Description	Amount (US$)
Credit Card Transactions	[***]
Dating	[***]

Pricing is based on [***] days on hand inventory level, and up to an additional 30 days of dating into the market. Inability of Supplier to meet inventory and dating terms agreed upon with the Specialty Distributor and Logistics Services Provider precludes continuation of services.

The following examples are for dating illustration purposes only:

[***]

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EXHIBIT C:  RETURNED GOODS POLICY

McKesson’s product returns policy applies to returns made by Customers who participate in McKesson Return Programs processed through McKesson’s designated third party returns processor. Supplier shall send return policies or information pertaining to supplier’s returns to XXXXXXXX.

Unsalable/Outdated Returns

•	Customer Returns

McKesson Customers have a variety of programs to manage their product returns. Customers may choose a direct relationship with a third party returns processor whereas McKesson will administer issuing returns credits received from Supplier to the customer.

McKesson offers alternative return programs to Customers which are managed by the McKesson Reverse Logistics group.  For these programs, the return policies follow the same guidelines as our DC returns. Suppliers will receive a monthly consolidated debit memo from McKesson’s designated third party returns processor processed for each customer GPO.

Processing of Returns

McKesson’s designated third party returns processor offers a valuable, streamlined service to the supply chain. Products from McKesson DCs and Customers who participate in McKesson Return Programs are aggregated at this central point for the Supplier and one convenient invoice for each program is prepared monthly. Many other services are, or can be provided, including extensive data analysis and local destruction of products. An appropriate fee will be assessed to the Supplier for such services used.

Third Party Returns processes are as follows:

o

When product is available for return at the designated processing location, the Supplier will be notified with a debit memo. The debit memo which also serves as the request for return authorization or product disposition request.

o	The debit will be generated at current WAC price and may include return processing and handling fees, per piece.
o	If Supplier authorizes automatic destruction of product at the third party returns processor, McKesson will reduce the processing fee. (see fee schedule),
o	Supplier agrees to issue product return credit at current WAC price at the time of return notification.
o

Any return credit payment issued, if less than the debit memo amount requested, will require the submission of a short payment form (SPF) via the returns portal to explain the variance, which shall accompany Supplier credit memo.

o

Unsaleable products debited to the Supplier and held at McKesson’s designated third party returns processor will be destroyed within 60 days of request for return authorization if no response is received. The return deduction will not be subject to re-valuation and repayment.

o	All products returned in full case/cartons and opened or unopened individual containers may be returned for credit.

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o	Partial individual containers may be returned for credit.
o	Refrigerated product may be returned for credit.
o	All item categories (RX, OTC, Controlled, Class II) may be returned for credit.
o	Product is eligible for return six months prior to product expiration date and up to 12 months after expiration date.
o	McKesson does not pay supplier handling charges or restocking fees.
o	Due to Supplier request and/or McKesson discretion, McKesson reserves the right to block customer returns back to McKesson DCs.
o

Customers may return product directly to Supplier or designated third parties. Suppliers who do not issue credit or remit payment directly to customer will be subject to additional processing fees if McKesson is responsible for issuing credit to the individual pharmacy or customer (see Third Party Credits).  Alternate return processes have been implemented to reduce inefficiencies in the supply chain, and, if approved by McKesson and they are utilized, this processing charge may be waived.

o	Hazardous items, as deemed by the EPA or DOT, will not be accepted from customers without proper reimbursement from Suppliers on disposition.
o

Product shipped to McKesson with less than 12 months dating which is consistently distributed with short dating, will be processed for return for credit at supplier’s current WAC price, when product is rendered submitted for returnable.

Return Debit Memo/Credit Reconciliation

McKesson will generate a return debit made available on the supplier portal to serve as notification of a return request. Supplier agrees to manage their account on the supplier portal to identify debits posted. Supplier agrees to issue credit by posting a credit in the portal or click the VIC (vendor internal credit) link to resolve the debit. Should supplier issue credit less than the amount requested on the return debit, supplier agrees to complete McKesson’s Returns Short Pay Form explaining the different of the requested value.

Should a dispute result from the supplier credits issued due to product quality, quantity, or otherwise defined policies. These disputes may result in secondary audit deductions. McKesson agrees to notify supplier of such disputes through McKesson’s Supplier Resource Center (supplier portal) identifying the claim as “denied” returns claims.

McKesson reserves the right to request additional reconciliation or product quality evidence to understand reasons for suppliers’ non issuance of credit. McKesson may deny suppliers product dispute claim within 30 days of the supplier issuing a short pay form through McKesson’s supplier portal noting the reason for such denial and additional information requested to support the suppliers claim. McKesson commits not to request such product dispute evidence frivolously.

Inventory purchased from Supplier that expires before sold into the market place is eligible for return to Manufacturer for a full credit.

McKesson DCs Saleable Inventory, Overstock Inventory and Product Shipped to McKesson in Error

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Saleable product returned by McKesson to Supplier may occur due to:

o	Products shipped in error.
o	Excess inventory on new items and other marketing programs that do not yield forecasted sales.
o	Excess saleable products resulting from loss by Supplier of contract-priced sales.
o	Excess saleable products resulting from McKesson loss of customer business
o	Products discontinued by supplier where as demand does not support the sell-through of inventory on hand.
o	Marketability of the products is limited as a result of an act or omission of Supplier.
o	Products subject to an injunction or governmental order or regulation which limits the marketability of the product in any way.
o	Supplier requests a product or certain lot #s of a product to be completely withdrawn from a market or from the entire marketplace.
o	Any products received damaged will be returned to the Supplier, priced as invoiced and include any associated shipping or disposition expenses.
o

Supplier agrees to credit McKesson the current WAC price associated with all products within ten (10) days from the date product is received at Supplier’s warehouse or Supplier’s designated disposition facility.

o

Supplier agrees not to charge McKesson any fees or other charges associated with such returns including, and without limitation to, restocking or handling charges, unless McKesson agrees to such conditions on receiving the returns authorization from the Supplier.

o

In the event that a supplier informs McKesson customers that product is available with better dating than the oldest salable product in McKesson's warehouses, McKesson reserves the right to make a direct exchange from the supplier of the older product for the newer product.

Discontinued Product

Discontinued product is identified as any item that Supplier has communicated is no longer available for McKesson to purchase or product packaging changes or any change that requires new NDC or UPC.

Supplier agrees to provide communication to McKesson’s national buyer, at least 90-days prior to formal trade discontinuation notification, to support inventory balancing to the lowest possible level of inventory,

Any product McKesson owns inventory for the greater of 90 days after formal Supplier discontinue notification, or after reasonable product demand has subsided, product will be considered for return to the Supplier.  McKesson shall receive return credit at current WAC including any associated shipping expenses.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT D: PACKING AND SHIPPING REQUIREMENTS

The identification and counting of Product is performed by scanning the Product bar codes/identifiers on the cases, cartons or containers. The packing list is reference only as a tool for verification and discrepancy resolution.

The following shipping guidelines are recommended to insure receiving accuracy:

• Distributor generally references the packing list only to assist in the accuracy of receiving Product.

NOTE: Distributor’s buyer does not see the packing slip. Therefore, any message regarding Product availability or expected shipping delays should be communicated separately to the buyer.

• Each packing list should have Distributor’s PO number clearly noted and in a human readable font.  The PO number should be included using HDMA’s standard bar code format.

• Supplier’s name, Supplier shipping address, DEA number and the Supplier’s account number assigned by Distributor clearly noted on the package.

• The shipping packing list should list the status of ALL Products ordered on Distributor’s PO:

—	It should clearly list items and their quantity that are backordered, cancelled or shipped from another shipping point.
—

It should clearly state as to whether to keep the PO open to receive further shipments in the         event of back orders or in the event that Product is being shipped on the same PO from more than one distribution location.

• The ship to information should be clear and accurate.

• Note clearly the number of containers shipped and as well as the number of containers that have multiple items repacked into them.

• The list of Products shipped should have all information necessary to make it easy to identify them with the containers in the shipment.  It is preferred that Product be listed in alphabetical order to support sorting processes.

• Package placards noting special Product information are recommended:

—	Short Dated Product Policy: case placard noting "best dating available" for short dated Product (Product with less than 12 months’ shelf life) is suggested.

NOTE: Product Dating Policy: Supplier shall obtain permission to ship Product that does not hold at least 12 months’ shelf life to expiration. Such Product delivered without this required dating is subject to refusal or return to Supplier due to insufficient Product dating requirement. Communication with Distributor’s buyer is required to facilitate receiving of all short-dated Product.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

—	Product requiring refrigeration for immediate handling on receiving.

• Tender delivery of Product in eaches, not in terms such as one pallet or one skid, which may lead to receiving errors such as quantity accuracy resulting in shortage claims on payment of the invoice.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT E: QUALITY ASSURANCE/QUALITY CONTROL PROGRAM

McKESSON QUALITY AGREEMENT

by and between

McKesson Specialty Distribution LLC [MSH]

4100 Quest Way

Memphis TN, 38115

and

Aclaris Therapeutics, Inc. [Rx Manufacturer/Customer]

640 Lee Rd., Suite 200

Wayne, PA 19087

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.0	Term of Quality Agreement

1.1	The Effective Date of this Quality Agreement shall be the date of last signature (“Effective Date”) as it appears in the Quality Agreement Approvals block in this Agreement.

1.2

MSH and/or Rx Manufacturer/Customer may terminate this Quality Agreement upon thirty (30) days written notice to the other party. Upon termination of this agreement, “Other Agreements” must be reviewed to determine effects of it Terms.

1.3	This Quality Agreement constitutes the written contract as required by FDA Good Manufacturing Practices between MSH and the Rx Manufacturer/Customer.

2.0	Purpose of Quality Agreement

2.1

This Quality Agreement outlines the responsibilities of MSH and the Rx Manufacturer/Customer regarding the quality assurance of receiving, storing and shipping of pharmaceutical drugs/medical devices to be shipped to the Rx Manufacturer/Customer customers.

3.0	Scope of the Quality Agreement

3.1

Unless otherwise specified in this Quality Agreement, this Agreement applies to all pharmaceutical drugs/medical devices received at MSH located at 4100 Quest Way Memphis TN from Rx Manufacturer/Customer for distribution to their customers.

3.2	Unless otherwise specified in this Agreement, no other McKesson locations are authorized to be used for the distribution of Rx Manufacturer/Customer pharmaceutical drugs/medical devices.
4.0	Other Related Agreements Pertaining to the Rx Manufacturer/Customer

4.1

This Quality Agreement, in addition to all other agreements between MSH and Rx Manufacturer/Customer, if any, (other agreements; “Supply Agreement,” “Trade Agreement,” “Market Agreement,” Commercial Agreement “Distribution Agreement”) regarding the subject matter hereinto, if there are any conflicts between the terms of this Quality Agreement and the “other agreements,” this Quality Agreement shall be binding.

4.2	Warranties, liabilities, insurance, and other legal matters shall not be stipulated in this Agreement.

5.0	Amendments to Quality Agreement

5.1

This Quality Agreement is subject to review and revise every two (2) years from the effective date or in the event of significant changes to processes, pharmaceutical drugs/medical devices and/or systems.

5.2

This Quality Agreement may be amended by mutual consent of both parties. If an amendment to this Quality Agreement is accepted, the amended Quality Agreement must be circulated for internal review and approval by MSH and Rx Manufacturer/Customer.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.3	Amendment notation shall document in the Amendment Block in this agreement.

6.0	Quality Agreement Contact List

6.1	MSH shall document appropriate contact person and the contact information responsible for the execution of this Quality Agreement in the Contact List block in this Agreement.

6.2	Rx Manufacturer/Customer shall document appropriate contact person and the contact information responsible for the execution of this Quality Agreement in the Contact List block in this Agreement.

7.0	Definitions

7.1

Complaint: Any written, electronic, or oral communication that alleges deficiencies related to the identity, quality, durability, reliability, safety, effectiveness, or performance of a product after it is released for distribution.

7.2

GMP (Good Manufacturing Practices) is sometimes referred to as "cGMP"(Current Good Manufacturing Practices): "c" stands for "current," reminding manufacturers that they must employ technologies and systems which are up-to-date to comply with the regulation GMP. GMP is a system for ensuring that pharmaceutical drugs/medical devices and/or services are consistently produced and controlled per quality standards.

7.3

GDP (Good Distribution Practices): Facility practices which ensures that pharmaceutical drugs/medical devices and/or services are consistently stored, transported and handled under suitable conditions as required by appropriate FDA, Drug Supply Chain Security Act (DSCSA), and U.S. Pharmacopeia (USP) Regulations/Standards.

7.4	Management: Executive responsibility means those senior employees of a manufacturer who have the authority to establish or make changes to the quality policy and quality system.

7.5

Medical devices: is any instrument, apparatus, appliance, software, material, or other article—whether used alone or in combination, including the software intended by its manufacturer to be used specifically for diagnostic and/or therapeutic purposes and necessary for its proper application—intended by the manufacturer to be used for human beings for:

7.5.1	Diagnosis, prevention, monitoring, treatment, or alleviation of disease
7.5.2	Diagnosis, monitoring, treatment, alleviation, or compensation for an injury or handicap
7.5.3	Investigation, replacement, or modification of the anatomy or of a physiological process
7.5.4

Control of conception; and which does not achieve its principal intended action in or on the human body by pharmacological, immunological, or metabolic means, but which may be assisted in its function by such means

7.6	Nonconformity: The nonfulfillment of a specified requirement

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.7

Quality Agreement: Is a document that defines both specific quality parameters for a project AND which party is responsible for the execution of those parameters. The level of detail may vary depending on the developmental stage of the project

7.8

Qualified Person: one who, “by possession of a recognized degree, certificate, or professional standing, or who by extensive knowledge, training and experience, has successfully demonstrated his/her ability to perform his/her task related to the distribution of pharmaceutical drugs/medical devices applicable SOPs, FDA, DSCSA and/or States BOP regulations.

7.9	Quality Policy: means the overall intentions and direction of an organization with respect to quality, as established by management with executive responsibility.

7.10

Quality Management System (QMS): QMS means the organizational structure, responsibilities, procedures, processes, and resources for implementing quality management. QMS systematic actions to ensure pharmaceutical drugs/medical devices and/or services will satisfy given requirements for quality per the terms and conditions of this Quality Agreement and applicable laws and regulations.

7.11	Pharmaceutical drug: (also referred to as medicine, medication, or simply as drug) is a drug used to diagnose, cure, treat, or prevent disease.

7.12	Product Recall: Recalls are actions taken by a firm to remove a product from the market. Recalls may be conducted on a firm's own initiative, by FDA request, or by FDA order under statutory authority.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.0Quality Agreement Tables of Responsibilities	MSH	Rx Mfger/Customer	NA

8.1 Qualified Person and Management
a) Maintain updated SOPs, WIs, and Forms to support appropriate FDA, DSCSA, and USP	X	X
b) Maintain robust Audit Program	X	X
c) Retain Qualified Person and Management to execute QMS	X	X
d) Staff affected by the Agreement shall be appropriately trained on applicable GMP/GDP requirements including but not limited to the specific holding and transportation conditions	X
e) Maintain training records	X
f) Maintain Business Continuity Plan	X

8.2 Compliance	MSH	Rx Mfger/Customer	NA
a) Comply with appropriate FDA, DSCSA, and USP Regulations and Standards applicable to distribution operations	X

b)

Maintain licenses from States’ Board of Pharmacy [equivalent agencies], and NABP - Verified-Accredited Wholesale Distributors (VAWD) holding and distribution of pharmaceuticals, in compliance with regulations.	X
c) Review and approval Document Change Requests and CAPAs.	X
d) Investigate non-conformance via CAPA process	X
e) Notification of Document Change Requests and CAPAs to Rx Mfger/Customer of mutual interest.	X
f) Routine or 'For Cause' audits of McKesson		X
g) Notification of FDA inspection at McKesson when the inspection involves Rx Mfger/Customer products	X
h) Provide Drug Regulatory Submission related documentation as approved by Management	X
i) Distribution documentation retention per McK RIM Policy	X
j) Right to audit MSH facilities, systems and documentation, at a mutually agreed upon time.		X
k) Provide, in advance of the audit, specificities of the audit		X
l) Provide formal agenda schedule includes, topics, time, and personnel and their title	X
m) Rx Mfger/Customer shall provide a written report of the audit findings within 30 days of the audit.		X
n) MSH shall provide a written response to Rx Mfger/Customer written report of the audit findings within 30 days	X

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.3 Complaints and Recalls	MSH	Rx Mfger/Customer	NA
a) Document and notify incoming calls and notification of complaints or queries related to product safety, and efficacy or administration of use.	X
b) Investigation of Adverse Events, Product Safety, Medical Related, Product Quality Concerns		X
c) Investigation (CAPA and/or Productivity Metrics) of Shipment Complaints and report Shipment Complaints of mutual interest to Rx Mfger/Customers	X
d) Provide distribution records to support recalls	X
e) Provide instruction for recalling product from the market		X
f) Provide recall closure and reporting to Rx Mfger/Customers	X

8.4 Product Receiving and Inspection	MSH	Rx Mfger/Customer	NA
a) Retain all temperature records (temperature transport data/packout temperature devices) related to the incoming Lot/Batch shipments	X
b) Maintain records related to expiry verification	X

c)

At the point of receipt, notify the Rx Mfger/Customer of receipt, including any non-conformance related to the Lot/Batch received including, but not limited to expiration information, damages, and improper shipping documentation.	X
d) If quarantine of the Lot/Batch is required, Certificate of Analysis / Certificate of Conformance and/or other related technical documentation, shall be provided by Rx Mfger/Customer.		X
e) Ensure physical segregation of rejected, expired, recalled or returned Products and suspected counterfeits to prevent the Product distribution	X

8.5 Storage Facility	MSH	Rx Mfger/Customer	NA

a)

Maintain facilities and systems to store pharmaceuticals according standards set-forth by USP <1079>. Notify Rx Mfger/Customer of any events with potential impact on drug storage (e.g., power outage, extreme weather conditions, etc.).	X
b) Maintain robust Environmental Control, Monitoring, and Alarm system to support Rx Mfger/Customer pharmaceutical drug storage requirements.	X

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

c)

Provide Environmental Control, Monitoring, Temperature and Alarm data as required to support Rx Mfger/Customer pharmaceutical drug storage requirements. Notify Rx Mfger/Customer of any deviation in drug storage requirements lasting more than 4 hours.	X
d) Perform maintenance and calibration per predetermined Master Validation Plan	X
e) Ensure storage areas are cleaned regularly and pest control systems for insects and rodents are in operation	X
f) Ensure effective access control to the warehouse, as appropriate	X

8.6 Distribution	MSH	Rx Mfger/Customer	NA
a) Meet appropriate standards set-forth by DSCSA to ensure traceability of the products distributed	X	X
b) Generate shipping documentation that accompanies shipment	X
c) Provide qualified pack-out for distribution of pharmaceutical drugs	X
d) Execute dispatch order	X
e) Return of confirmation receipts from recipient to McKesson.	X
f) Follow up with courier to ensure delivery of shipments not delivered by the standard time.			X

CONTACT LIST – Rx MANUFACTURER/CUSTOMER
Position	Name	Telephone	E-mail

CONTACT LIST – MSH
Position	Name	Telephone	E-mail

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT
Rev	Description of Change	Initial and Date

QUALITY AGREEMENT APPROVALS

MSH
	Signature:	Date:

Aclaris Therapeutics, Inc.
	Signature:	Date:

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT F:  PERFORMANCE METRICS

Distributor will endeavor to maintain a minimum performance level of [***] for Products on average each month for the following categories. Distributor will advise in writing to Supplier if the minimum performance level is not met for any month, within ten (10) days after the end of such month:

[***]

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT G: DATA REPORTING

[***]

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT H

CHARGEBACK POLICY

The following represents the policies regarding the submission, processing, reversal and audits of any chargeback related to sales, as well as certain other related matters.  These policies may be subject to change from time to time upon mutual agreement of the parties.

I.Chargeback Processing

               Specialty Distributor will recognize and administer contracts between Supplier and customers pursuant to those prices at which a customer may purchase Products have been established, subject to the continued validity of such contracts in accordance with applicable law.

To ensure accuracy, the Supplier will notify Specialty Distributor by EDI, email or fax, with at least five (5) days advance notice to update existing contracts or pricing arrangements, and ten (10) days advance notice for new contract or pricing arrangement loads.  Specialty Distributor reserves the right to deduct for any chargeback pricing discrepancies that result from Supplier’s inability to provide Specialty Distributor reasonable time to load contract pricing.

Chargebacks shall be calculated based upon the WAC of the Product on the date of the sale.  Specialty Distributor will submit chargeback reimbursement claims via EDI transaction sets within thirty (30) days of the invoice date.  The Supplier will respond to original chargeback debit memos within twenty (20) days of debit memo date and the Supplier will respond to re-submitted chargebacks within twenty (20) days from the date the re-submittal was processed.  Specialty Distributor may deduct in the event the Supplier does not provide a response to an original or re-submitted chargeback claim after twenty (20) days, and such deduction will be considered authorized.

In the event that new information surfaces that causes corrections or adjustments to prior sales, chargeback claims can be reopened and resubmitted within twelve (12) months of the original sale date or

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

as otherwise may be required in a government contract.  All chargebacks older than twelve (12) months must be approved by the Supplier before resubmitting.  The Supplier will notify Specialty Distributor of rejection of chargeback submissions within twenty (20) days from the date of receipt of Specialty Distributor’s original submission.  Specialty Distributor may resubmit such rejected chargebacks with corrected information.  Rejected claims not re-submitted within ninety (90) days of the date on the Supplier’s credit memo will be considered to be waived.

Specialty Distributor will transmit all chargeback claims to Supplier electronically via electronic data interchange (EDI) in accordance with industry standards established by the Health Distribution Management Association (HDMA).  If Supplier is not able to receive chargeback files via EDI, then Specialty Distributor shall send chargeback claims to Supplier as MS Excel files.  Failure to receive and respond to chargebacks will result in automatic deduction of chargeback with no repayment.  The Supplier must contact Specialty Distributor’s contract department regarding any discrepancies to correct going forward.  All appropriate fields (i.e., customer identifier, item, contract number, WAC or contract pricing information, and changes required per customer sales or credit transactions) shall be completed.

Specialty Distributor will inform Supplier of all chargeback discrepancies or disputes with sufficiently detailed supporting information, including all customer invoice level detail and valid dispute reasons sufficient to meet HDMA standards, within thirty (30) days from the date of Specialty Distributor’s original chargeback submission.  Supplier will apply chargeback debit claim amounts against Specialty Distributor’s account with Supplier.  Specialty Distributor may resubmit chargebacks with corrected information following Supplier notification of discrepancies.  Supplier will respond to all Specialty Distributor resubmission requests within twenty (20) days from date of Specialty Distributor's chargeback resubmission.

Supplier shall provide the following contact information to Specialty Distributor:

•	Primary Chargeback’s contact and Manager
•	Primary Pricing contact and Manager
•	Membership contact and Manager
•	Contract Manager

II.            Chargeback Reversals on Contract Customer Returns

                Upon the issuance of a credit by Specialty Distributor to a customer in connection with the prior sale of Product under contract (for which Specialty Distributor previously submitted and collected a

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

chargeback from Supplier), the applicable chargeback to that transaction shall be reversed and remitted to Supplier only when the following conditions are met:

A.

Specialty Distributor received back from customer merchantable product (i.e. Specialty Distributor must be able to return the item to its inventory for resale in the ordinary course of its business without special preparation, testing, handling or expense); and

B.	The customer’s return of the Product was due to an ordering error by customer or a picking error by Specialty Distributor.

III. Supplier Chargeback Audits

Supplier shall have the right to audit, at its own expense, Specialty Distributor’s compliance with respective contracts in force between Supplier and Specialty Distributor’s customers and related chargeback matters (including compliance with the chargeback reversal policy stated above) subject to the following terms and conditions:

A.	The scope of each chargeback audit shall be limited to the twelve (12) month period immediately preceding the date such audit begins.
B.

Specialty Distributor shall have a reciprocal twelve (12) month period to reconcile any differences that may arise with the Supplier related to chargeback issues (including submission and other errors and regardless of whether such issues arise as part of a Supplier chargeback audit). Supplier shall notify Specialty Distributor of an intent to perform an audit at least (30) days prior to beginning the audit, specifying the location to be audited and the time period to be audited, subject to the limitations set forth in Paragraph A, above.  In the event that such timing is expected to create undue disruption of Specialty Distributor’s business, Specialty Distributor shall have the right to delay the start of the audit for up to 60 additional days.

C.

Audits shall be performed by any of: (1) bona fide, permanent employees of the party conducting such audit or inspection; (2) auditors from independent accounting firms of national recognition; or (3) such other representatives as the parties may mutually agree upon.  Those persons performing the audit on behalf of the Supplier must enter into confidentiality agreements prepared by, and in a form acceptable to, Specialty Distributor signed by the Supplier and such persons prior to beginning the audit.

D.

Audits shall be performed at the Specialty Distributor’s facility at 1220 Senlac Drive, Carrollton, TX 75006, or such alternate site where appropriate records are located as Specialty Distributor may designate.

E.	Audits shall be performed during the normal, customary office hours of the Specialty Distributor designated site.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

F.	The existing accounting records subject of the audit shall be made available for audit, subject to following limitations:
a.	Electronic data shall not be specifically created; and
b.	Specialty Distributor reserves the right to summarize the contents of all records containing sensitive or competitive information.
G.	Any Supplier claims arising from an audit must be supported by specific audit findings related to specific transactions. Extrapolation of results from one period to another shall not be accepted.
H.

Any Supplier claims arising from an audit must be submitted to Specialty Distributor within thirty (30) days of completing the audit.  All claims must be accompanied by specific supporting details of the transactions that comprise the claim.  Specialty Distributor shall then have sixty (60) days to review the claim and advise Supplier of acceptance of, or disagreement with the claim.

I.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT I

DISTRIBUTION SERVICE LEVEL

Aclaris Orders - Shipped within 1 Business Day
Orders Received				Orders Shipped By Close of Business
From		To
Day	Central Time	Day	Central Time
Monday	3:01 PM	Tuesday	3:00 PM	Tuesday
Tuesday	3:01 PM	Wednesday	3:00 PM	Wednesday
Wednesday	3:01 PM	Thursday	3:00 PM	Thursday
Thursday	3:01 PM	Friday	3:00 PM	Friday
Friday	3:01 PM	Monday	3:00 PM	Monday

Note: All orders are shipped 4 day ground from the Specialty Distributor’s warehouse.  There are no expedited ground shipments.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Amendment No. 1 to the Distribution Agreement

THIS AMENDMENT NO. 1 (the “Amendment”), dated and effective as of March 6, 2018 (the “Effective Date”), is entered into by and between  McKesson Specialty Care Distribution Corporation, a Delaware corporation with offices at 10101 Woodloch Forest, The Woodlands, Texas 77380 (“Specialty Distributor”), and Aclaris Therapeutics, Inc., with offices at 640 Lee Road, Suite 200, Wayne, Pennsylvania 19087 (“Supplier”).

WHEREAS, Specialty Distributor and Supplier entered into that certain Distribution Agreement dated October 13, 2017 (the “Agreement”), which the parties desire to amend as set forth herein;

WHEREAS, Any terms used but not otherwise defined herein, shall have the same meaning given to such terms in the Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Exhibit F of the Agreement shall be replaced in its entirety and amended and to read as follows:

EXHIBIT F: Performance Metrics

Distributor will endeavor to maintain a minimum performance level of [***] for Products on average each month for the following categories.  Distributor, will advise in writing to Supplier if the minimum performance level is not met for any month, within ten (10) days after the end of such month:

[***]

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Except as expressly amended herein, the Agreement shall remain unchanged and in full force and effect in accordance with its terms.

Intending to be bound by the provisions hereof, the parties hereto have caused this Amendment to be executed personally or by their duly authorized representatives, to be effective as of the Effective Date.

AGREED TO:AGREED TO:

MCKESSON SPECIALTY CARE ACLARIS THERAPEUTICS, INC.

DISTRIBUTION CORPORATION

By: _/s/ Layne H Martin____________By: _/s/ Neal Walker__________

PrintedPrinted

Name: _Layne H Martin____________Name: __Neal Walker_________

Date:_3/6/2018____________________Date: __3/6/2018_____________

Title: _Vice President / General ManagerTitle: _President & CEO_______

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.